UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CETUS CAPITAL ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CETUS CAPITAL ACQUISITION CORP.

Floor 3, No. 6, Lane 99

Zhengda Second Street, Wenshan District

Taipei, Taiwan, R.O.C. 11602

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CETUS CAPITAL ACQUISITION CORP.:

You are cordially invited to attend the special meeting, which we refer to as the “Special Meeting”, of stockholders of Cetus Capital Acquisition Corp., which we refer to as “we”, “us”, “our”, “Cetus” or the “Company”, to be held at 10:00 a.m. Eastern Time on January 31, 2024.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live teleconference. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by telephone by dialing 1-800-450-7155 (toll-free) or 1-857-999-9155 (outside of the United States and Canada / standard rates apply) and using the following conference identification number: 6580878.

Even if you are planning on attending the Special Meeting in person by telephone, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting in person by telephone, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend.

The accompanying proxy statement, which we refer to as the “Proxy Statement”, is dated January 5, 2024, and is first being mailed to stockholders of the Company on or about January 9, 2024. The sole purpose of the Special Meeting is to consider and vote upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, substantially in the form set forth in Annex A to the accompanying Proxy Statement, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to give the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on February 3, 2023 which we refer to as the “IPO”, from February 3, 2024 up to six (6) one-month extensions to August 3, 2024, provided that we deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended, which includes an amendment to that certain Investment Management Trust Agreement dated January 31, 2023 by and between the Company and Continental Stock Transfer & Trust Company governing the trust account established in connection with the IPO substantially in the form set forth in Annex B to the accompanying Proxy Statement (which we refer to as the “Charter Extension”, and such later date, the “Extended Date”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

Each of the Extension Amendment Proposal and the Adjournment Proposal is more fully described in the accompanying Proxy Statement.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete our initial business combination (“business combination”), which includes the proposed business combination contemplated by that certain Business Combination Agreement dated as of June 20, 2023 by and among the Company, MKD Technology Inc., a Taiwan corporation (the “MKD Taiwan”), MKDWELL Limited, a British Virgin Islands company (“MKD BVI”), and Ming-Chia Huang, in his capacity as the representative of the shareholders of MKD Taiwan (the “Shareholders’ Representative”) (as it may be amended, restated, supplemented or modified from time to time, the “Business Combination Agreement”, and the business combination contemplated thereby, the “MKD Business Combination”). Pursuant to the Business Combination Agreement, among other things: (A) the Shareholders’ Representative will incorporate a British Virgin Islands business company (“Pubco”) for the purpose of serving as the public listed company whose shares shall be traded on The Nasdaq Stock Market, which company shall initially be owned by the Shareholders’ Representative; (B) Pubco will incorporate a British Virgin Islands business company and wholly-owned subsidiary of Pubco (“Merger Sub 1”) for the sole purpose of merging with and into MKD BVI (the “Acquisition Merger”), with MKD BVI being the surviving entity and a wholly-owned subsidiary of Pubco; (C) Pubco will incorporate a British Virgin Islands business company and wholly-owned subsidiary of Pubco (“Merger Sub 2”) for the sole purpose of the merger of Cetus with and into Merger Sub 2 (the “SPAC Merger”), in which Cetus will be the surviving entity and a wholly-owned subsidiary of Pubco; (D) MKD BVI and Merger Sub 1 will effect the Acquisition Merger; and (E) Cetus and Merger Sub 2 will effect the SPAC Merger. For more information about the MKD Business Combination, see the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2023.

Our charter currently provides that the Company had until November 3, 2023 to complete its initial business combination, subject to up to three three-month extensions (for a total of up to 18 months to complete a business combination), subject to Cetus Sponsor LLC (the “Sponsor”) or its designees depositing additional funds into the Company’s Trust Account (as defined herein).

On or about November 1, 2023, an aggregate of $575,000 (the “First Extension Payment”) was deposited into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its initial business combination by an additional three months from November 3, 2023 to February 3, 2024 (the “First Paid Extension Period”). This deposit was made in respect of a loan to the Company (the “Extension Loan”), which Extension Loan is evidenced by an unsecured promissory note issued by the Company to the Sponsor (the “Extension Note”). The funds that were used by the Sponsor to make the Extension Loan were provided by MKD BVI (the loan made by MKD BVI to the Sponsor being referred to herein as the “MKD Loan”). The MKD Loan is evidenced by a note issued by the Sponsor to MKD BVI containing substantially the same terms as the Extension Note. As a condition for MKD BVI to make the MKD Loan to the Sponsor, the Sponsor granted to MKD BVI a security interest in 575,000 of the shares of the common stock of the Company held by the Sponsor (the “MKD BVI Security Interest”).

As a result of the First Paid Extension Period, the Company currently has until February 3, 2024 to complete its initial business combination, including the MKD Business Combination (the “Termination Date”). The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate the MKD Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete the MKD Business Combination on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination, including the MKD Business Combination, and would be forced to liquidate.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from February 3, 2024 to May 3, 2024 (the “Second Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $575,000 into the Trust Account, representing $0.10 per public share, on or prior to February 3, 2024 (the “Second Extension Payment”). Additionally, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from May 3, 2024 to August 3, 2024 (the “Third Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $575,000 into the Trust Account, representing $0.10 per public share, on or prior to May 3, 2024 (the “Third Extension Payment”). In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Third Extension Payment, the Company will dissolve and liquidate in accordance with our charter. There is substantial uncertainty as to whether sufficient funds will be available for the Second Extension Payment or the Third Extension Payment, which amount to $1,150,000 in the aggregate.

Our board of directors (the “Board”) also does not believe that there will be sufficient time before February 3, 2024 to complete a business combination, including the MKD Business Combination. Accordingly, the Board believes that in order to be able to consummate a business combination, including the MKD Business Combination, we will need to obtain the Charter Extension. Therefore, the Board has determined that it is in the best interests of our stockholders to extend the date by which the Company has to consummate a business combination to the Extended Date in order for our stockholders to have the opportunity to participate in our future investment.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their shares of Class A common stock issued in our IPO, which shares we refer to as the “public shares”, for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. Our Sponsor owns 1,437,500 shares of our Class A common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, as well 286,875 units (the “Private Units”; the warrants and rights contained within such Private Units, the “Private Placement Warrants” and the “Private Placement Rights”, respectively), with each Private Unit identical to the units sold in the IPO except that the holder has agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the IPO registration statement) until thirty (30) days after the completion of our initial business combination except to certain permitted transferees. In connection with the MKD BVI Security Interest, 575,000 Founder Shares held by the Sponsor will be or were transferred to MKD BVI as security for the MKD Loan. Our IPO underwriter, EF Hutton, division of Benchmark Investments, LLC (“EFH”), owns 57,500 shares of Class A common stock, which we refer to as the “Representative Shares,” that were issued to EFH simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 29, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Following the deadline to demand that the Company redeem your public shares and before the scheduled vote at the Special Meeting, you may withdraw your demand to have all or a portion of your public shares redeemed by contacting the Company’s transfer agent. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to request reversal of the demand to redeem from the Company’s transfer agent.

If the Extension Amendment Proposal is approved and the Board decides to implement the Charter Extension, the Sponsor or its designees have agreed to deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Extension and the number of months for which the business combination period has been extended. For example, if 50% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.1043 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.56 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If only 10% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is been extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.18 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.64 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

Based upon the amount in the Trust Account as of December 27, 2023, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting, prior to giving effect to the use of interest for the payment of taxes. The closing price of the Company’s Class A common stock on January 2, 2024 as reported on the Nasdaq Capital Market was $10.50. The Company cannot assure stockholders that they will be able to sell their shares of the Company’s Class A common stock in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we do not consummate a business combination (including the MKD Business Combination) by February 3, 2024, as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our public warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and EFH will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Shares, the Private Placement Warrants, the Private Placement Rights or the Representative Shares, as applicable.

Subject to the foregoing, the affirmative vote of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, the Private Placement Shares, and the Representative Shares, will be required to approve the Extension Amendment Proposal. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. If the Extension Amendment is not implemented, then the Withdrawal Amount will not be withdrawn from the Trust Account and paid to the redeeming holders.

Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting.

Our Board has fixed the close of business on January 3, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof.

You are not being asked to vote on a business combination, including the MKD Business Combination, at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, the Board has determined that the Extension Amendment Proposal and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” such proposals.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Special Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Extension Amendment Proposal, the Adjournment Proposal and the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to read this material carefully and vote your shares.

January 5, 2024	By Order of the Board of Directors

/s/ Chung-Yi Sun
Chung-Yi Sun
Chairman and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote in person at the Special Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the Special Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting “AGAINST” the Extension Amendment Proposal, and an abstention will have the same effect as voting “AGAINST” the Extension Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on January 31, 2024: This notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/cetuscapitalacquisition/2024.

CETUS CAPITAL ACQUISITION CORP.

Floor 3, No. 6, Lane 99

Zhengda Second Street, Wenshan District

Taipei, Taiwan, R.O.C. 11602

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JANUARY 31, 2024

PROXY STATEMENT

The special meeting, which we refer to as the “Special Meeting”, of stockholders of Cetus Capital Acquisition Corp., which we refer to as the “we”, “us”, “our”, “Cetus” or the “Company”, will be held at 10:00 a.m. Eastern Time on January 31, 2024 as a completely virtual meeting of stockholders, which will be conducted via live teleconference. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by telephone by dialing 1-800-450-7155 (toll-free) or 1-857-999-9155 (outside of the United States and Canada / standard rates apply) and using the following conference identification number: 6580878.

The Special Meeting will be held for the sole purpose of considering and voting upon the following proposals:

●	a proposal to amend the Company’s amended and restated certificate of incorporation, which we refer to as the “charter”, substantially in the form set forth in Annex A, which we refer to as the “Extension Amendment” and such proposal the “Extension Amendment Proposal”, to give the Company the right to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination”, (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that was consummated on February 3, 2023, which we refer to as the “IPO”, from February 3, 2024 up to six (6) one-month extensions to August 3, 2024, provided that we deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended, which includes an amendment to that certain Investment Management Trust Agreement dated January 31, 2023 by and between the Company and Continental Stock Transfer & Trust Company governing the trust account established in connection with the IPO substantially in the form set forth in Annex B (which we refer to as the “Charter Extension”, and such later date, the “Extended Date”); and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, which we refer to as the “Adjournment Proposal”. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of the plan of the board of directors, which we refer to as the “Board”, to extend the date by which the Company has to complete our initial business combination (the “business combination”). The purpose of the Extension Amendment is to allow the Company more time to complete a business combination, which includes the proposed business combination contemplated by that certain Business Combination Agreement dated as of June 20, 2023 by and among the Company, MKD Technology Inc., a Taiwan corporation (the “MKD Taiwan”), MKDWELL Limited, a British Virgin Islands company (“MKD BVI”), and Ming-Chia Huang, in his capacity as the representative of the shareholders of MKD Taiwan (the “Shareholders’ Representative”) (as it may be amended, restated, supplemented or modified from time to time, the “Business Combination Agreement”, and the business combination contemplated thereby, the “MKD Business Combination”). Pursuant to the Business Combination Agreement, among other things: (A) the Shareholders’ Representative will incorporate a British Virgin Islands business company (“Pubco”) for the purpose of serving as the public listed company whose shares shall be traded on The Nasdaq Stock Market, which company shall initially be owned by the Shareholders’ Representative; (B) Pubco will incorporate a British Virgin Islands business company and wholly-owned subsidiary of Pubco (“Merger Sub 1”) for the sole purpose of merging with and into MKD BVI (the “Acquisition Merger”), with MKD BVI being the surviving entity and a wholly-owned subsidiary of Pubco; (C) Pubco will incorporate a British Virgin Islands business company and wholly-owned subsidiary of Pubco (“Merger Sub 2”) for the sole purpose of the merger of Cetus with and into Merger Sub 2 (the “SPAC Merger”), in which Cetus will be the surviving entity and a wholly-owned subsidiary of Pubco; (D) MKD BVI and Merger Sub 1 will effect the Acquisition Merger; and (E) Cetus and Merger Sub 2 will effect the SPAC Merger. For more information about the MKD Business Combination, see the Company’s Current Report on Form 8-K filed with the SEC on June 26, 2023.

Our charter currently provides that the Company had until November 3, 2023 to complete its initial business combination, subject to up to three three-month extensions (for a total of up to 18 months to complete a business combination), subject to the Sponsor or its designees depositing additional funds into the Company’s Trust Account (as defined herein).

On November 3, 2023, an aggregate of $575,000 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its initial business combination by an additional three months from November 3, 2023 to February 3, 2024 (the “First Paid Extension Period”). This deposit was made in respect of a loan to the Company (the “Extension Loan”), which Extension Loan is evidenced by an unsecured promissory note issued by the Company to the Sponsor (the “Extension Note”). The funds that were used by the Sponsor to make the Extension Loan were provided by MKD BVI (the loan made by MKD BVI to the Sponsor being referred to herein as the “MKD Loan”). The MKD Loan is evidenced by a note issued by the Sponsor to MKD BVI containing substantially the same terms as the Extension Note. As a condition for MKD BVI to make the MKD Loan to the Sponsor, the Sponsor granted to MKD BVI a security interest in 575,000 of the shares of the common stock of the Company held by the Sponsor (the “MKD BVI Security Interest”).

As a result of the First Paid Extension Period, the Company currently has until February 3, 2024 to complete its initial business combination (the “Termination Date”). The Company’s board of directors (the “Board”) has determined that it is in the best interests of the Company to seek an extension of the Termination Date and have the Company’s stockholders approve the Extension Amendment Proposal to allow for additional time to consummate a business combination, including the MKD Business Combination. Without the Charter Extension, the Company believes that the Company will not be able to complete a business combination, including the MKD Business Combination, on or before the Termination Date. If that were to occur, the Company would be precluded from completing a business combination and would be forced to liquidate.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. Pursuant to our charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from February 3, 2024 to May 3, 2024 (the “Second Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $575,000 into the Trust Account, representing $0.10 per public share, on or prior to February 3, 2024 (the “Second Extension Payment”). Additionally, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by an additional three months from May 3, 2024 to August 3, 2024 (the “Third Paid Extension Period”), subject to the Sponsor or its affiliates or designees depositing an additional $575,000 into the Trust Account, representing $0.10 per public share, on or prior to May 3, 2024 (the “Third Extension Payment”). In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Third Extension Payment, the Company will dissolve and liquidate in accordance with our charter. There is substantial uncertainty as to whether sufficient funds will be available for the Second Extension Payment or the Third Extension Payment, which amount to $1,150,000 in the aggregate.

In connection with the Extension Amendment Proposal, public stockholders may elect to redeem their public shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Company’s trust account (the “Trust Account”), including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, which election we refer to as the “Election”, regardless of whether such public stockholders vote on the Extension Amendment Proposal. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain their right to redeem their public shares when a business combination is submitted to the stockholders, subject to any limitations set forth in our charter as amended by the Extension Amendment. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date. The Sponsor owns 1,437,500 shares of our Class A common stock, which we refer to as the “Founder Shares”, that were issued to the Sponsor prior to our IPO, as well as 286,875 units (the “Private Units”; the warrants and rights contained within such Private Units, the “Private Placement Warrants” and the “Private Placement Rights”, respectively), with each Private Unit identical to the units sold in the IPO except that the holder has agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the IPO registration statement) until thirty (30) days after the completion of our initial business combination except to certain permitted transferees. In connection with the MKD BVI Security Interest, 575,000 Founder Shares held by the Sponsor will be or were transferred to MKD BVI as security for the MKD Loan. Our IPO underwriter, EF Hutton, division of Benchmark Investments, LLC (“EFH”), owns 57,500 shares of Class A common stock, which we refer to as the “Representative Shares,” that were issued to EFH simultaneously with the completion of the IPO.

To exercise your redemption rights, you must demand that the Company redeem your public shares for a pro rata portion of the funds held in the Trust Account, and tender your shares to the Company’s transfer agent at least two business days prior to the Special Meeting (or January 29, 2024). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

Following the deadline to demand that the Company redeem your public shares and before the scheduled vote at the Special Meeting, you may withdraw your demand to have all or a portion of your public shares redeemed by contacting the Company’s transfer agent. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to request reversal of the demand to redeem from the Company’s transfer agent.

If the Extension Amendment Proposal is approved and the Board decides to implement the Charter Extension, the Sponsor or its designees have agreed to deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Extension and the number of months for which the business combination period has been extended. For example, if 50% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.1043 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.46 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If only 10% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is been extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.18 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.64 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election and the amount remaining in the Trust Account may be significantly less than the approximately $60.1 million that was in the Trust Account as December 27, 2023. In such event, the Company may need to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we do not consummate a business combination by February 3, 2024 , as contemplated by our IPO prospectus and in accordance with our charter, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the Delaware General Corporation Law, which we refer to as the “DGCL”, to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the Company’s public warrants and the Private Placement Warrants, or the Company’s public rights or the Private Placement Rights, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor will not receive any monies held in the Trust Account as a result of its ownership of the Founder Shares. In the event of a liquidation, EFH will not receive any monies held in the Trust Account as a result of the Representative Shares. As a consequence, a liquidating distribution will be made only with respect to the public shares.

If the Company liquidates, the Sponsor has agreed to indemnify us to the extent any claims by a third party for services rendered or products sold to us, or any claims by a prospective target business with which we have discussed entering into an acquisition agreement, reduce the amount of funds in the Trust Account to below (i) $10.18 per public share or (ii) such lesser amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to our Trust Account and except as to any claims under our indemnity of the underwriters of our IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended, which we refer to as the “Securities Act”. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. We cannot assure you, however, that the Sponsor would be able to satisfy those obligations. Based upon the amount in the Trust Account as of December 27, 2023, we anticipate that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.46 (prior to giving effect to the use of interest for the payment of taxes). Nevertheless, the Company cannot assure you that the per share distribution from the Trust Account, if the Company liquidates, will not be less than $10.46 due to unforeseen claims of creditors.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

Because the Company will not be complying with Section 280 of the DGCL as described in our IPO prospectus filed with the U.S. Securities and Exchange Commission, which we refer to as the “SEC,” on February 1, 2023, Section 281(b) of the DGCL requires us to adopt a plan, based on facts known to us at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against us within the 10 years following our dissolution. However, because we are a blank check company rather than an operating company, and our operations have been limited to searching for prospective target business to acquire, the only likely claims to arise would be from our vendors (such as lawyers or investment bankers) or prospective target businesses.

If the Extension Amendment Proposal is approved, the Company, pursuant to the terms of the investment management trust agreement, dated January 31, 2023, by and between the Company and Continental Stock Transfer & Trust Company (the “Trust Agreement”), will (i) remove from the Trust Account an amount, which we refer to as the “Withdrawal Amount”, equal to the number of public shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal is approved.

Our Board has fixed the close of business on January 3, 2024 as the date for determining the Company stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the record date of the Special Meeting, there were 7,531,875 shares of Class A common stock outstanding.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $8,500 in connection with such services in connection with the Special Meeting. We will also reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

This Proxy Statement is dated January 5, 2024 and is first being mailed to stockholders on or about January 9, 2024.

January 5, 2024	By Order of the Board of Directors

/s/ Chung-Yi Sun
Chung-Yi Sun
Chairman and Chief Executive Officer

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QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this Proxy Statement.

Why am I receiving this Proxy Statement?

We are a blank check company formed in Delaware on June 7, 2022, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. In February, 2023, we consummated our IPO as well as a private placement of units from which we derived net proceeds of approximately $58,506,250 in the aggregate. Like most blank check companies, our charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before a certain date.

On November 3, 2023, the Company filed a Current Report on Form 8-K disclosing that the Sponsor had caused to be deposited an aggregate of $575,000 (representing $0.10 per public share) (the “First Extension Payment”) into the Company’s trust account for its public stockholders. This deposit enables the Company to extend the date by which the Company has to complete its initial business combination from November 3, 2023 to February 3, 2024 (the “First Paid Extension”). The First Paid Extension is the first of three three-month extensions permitted under the Company’s governing documents and provides the Company with additional time to complete its initial business combination.

The amount in the Trust Account was initially $10.175 per public share and following the Sponsor’s First Paid Extension was approximately $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes).

Our Board believes that it is in the best interests of the stockholders to continue our existence until the Extended Date in order to allow us more time to complete a business combination, including the MKD Business Combination.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination, including the MKD Business Combination.

What is being voted on?	You are being asked to vote on:

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a proposal to amend our charter to extend the date by which we have to consummate a business combination from February 3, 2024 by up to six (6) one-month extensions to August 3, 2024, provided that we deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date that we have to complete our initial business combination, including the MKD Business Combination. The purpose of the Extension Amendment is to allow the Company more time to complete a business combination, including the MKD Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension.

If the Extension Amendment Proposal is approved, we will, pursuant to the Trust Agreement, remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before the Extended Date.

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If the Extension Amendment Proposal is approved and the Charter Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved. In such event, we may need to obtain additional funds to complete a business combination, including the MKD Business Combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we have not consummated a business combination by February 3, 2024 , we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to our public warrants or the Private Placement Warrants, which will expire worthless in the event of our winding up. In the event of a liquidation, the Sponsor and EFH will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Shares, and the Representative Shares.

Why is the Company proposing the Extension Amendment Proposal?	Our charter provides for the return of our IPO proceeds held in the Trust Account to the holders of shares of Class A common stock sold in our IPO if there is no qualifying business combination consummated on or before February 3, 2024 . As explained below, we will not be able to complete a business combination by that date and therefore, we are asking for an extension of this timeframe.

The purpose of the Extension Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time to complete a business combination, including the MKD Business Combination. There is no assurance that the Company will be able to consummate a business combination, given the actions that must occur prior to closing of a business combination.

The Company believes that given its expenditure of time, effort and money on finding the MKD Business Combination, circumstances warrant providing public stockholders an opportunity to consider the MKD Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter substantially in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from February 3, 2024 by up to six (6) one-month extensions to August 3, 2024, provided that we deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended.

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If the Extension Amendment Proposal is not approved by the Company’s stockholders, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Charter Extension. If the Adjournment Proposal is not approved by the Company’s stockholders, the Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

The Company reserves the right at any time to cancel the Special Meeting and not to submit to its stockholders the Extension Amendment Proposal and implement the Charter Extension. Pursuant to our existing charter, the Sponsor may, but is not obligated to, request to extend the period of time to consummate a business combination by the Second Paid Extension Period and the Third Paid Extension Period, subject to payment of the Second Extension Payment and the Third Extension Payment. In the event the Special Meeting is cancelled and the Sponsor or its affiliates or designees do not elect to make the Second Extension Payment and the Third Extension Payment on or before the applicable date, the Company will dissolve and liquidate in accordance with our existing charter.

You are not being asked to vote on a business combination at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

Why should I vote “FOR” the Extension Amendment Proposal?	Our Board believes stockholders should have an opportunity to evaluate a business combination, including the MKD Business Combination. Accordingly, the Board is proposing the Extension Amendment Proposal to amend our charter substantially in the form set forth in Annex A hereto to extend the date by which we must (i) consummate a business combination, (ii) cease our operations if we fail to complete such business combination, and (iii) redeem or repurchase 100% of our Class A common stock included as part of the units sold in our IPO from February 3, 2024 by up to six (6) one-month extensions to August 3, 2024, provided that we deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended. The Charter Extension would give the Company additional time to complete a business combination, including the MKD Business Combination.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of our obligation to redeem 100% of our public shares if we do not complete our business combination before February 3, 2024, we will provide our public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to complete a suitable business combination in the timeframe contemplated by the charter.

Our Board recommends that you vote in favor of the Extension Amendment Proposal.

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Why should I vote “FOR” the Adjournment Proposal?	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved and the Board decides to implement the Charter Extension, the Sponsor or its designees have agreed to deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Extension and the number of months for which the business combination period has been extended. For example, if 50% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.1043 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.46 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If only 10% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is been extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.18 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.64 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

When would the Board abandon the Extension Amendment Proposal?	Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal or if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. If the Extension Amendment is not implemented, then the Withdrawal Amount will not be withdrawn from the Trust Account and paid to the redeeming holders.

How do the Company insiders intend to vote their shares?	All of our directors, executive officers and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal. Currently, the Sponsor owns approximately 22.9% of our issued and outstanding shares of common stock, consisting of 1,437,500 Founder Shares and 286,875 Private Placement Shares. The Sponsor and our directors, executive officers and their affiliates do not intend to purchase shares of common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment. In connection with the MKD BVI Security Interest, 575,000 Founder Shares held by the Sponsor will be or were transferred to MKD BVI as security for the MKD Loan. If such transfer is completed prior to the record date, MKD BVI intends to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal.

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What vote is required to adopt the proposals?

The approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of our outstanding shares of common stock on the record date.

The approval of the Adjournment Proposal will require the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy.

What if I don’t want to vote “FOR” the Extension Amendment Proposal?	If you do not want the Extension Amendment Proposal to be approved, you must abstain, not vote, or vote “AGAINST” such proposal. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment. If the Extension Amendment Proposal is approved, and the Charter Extension is implemented, then the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming holders.

What happens if the Extension Amendment Proposal is not approved?

Our Board will abandon the Extension Amendment if our stockholders do not approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we have not consummated an initial business combination by February 3, 2024 , we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the public warrants and the Private Placement Warrants, which will expire worthless in the event we wind up.

In the event of a liquidation, the Sponsor and EFH will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares or the Representative Shares.

If the Extension Amendment Proposal is approved, what happens next?	We are seeking the Extension Amendment to provide us time to compete a business combination, including the MKD Business Combination. Our seeking to complete the MKD Business Combination will involve:

●	completing proxy materials with respect to the MKD Business Combination;

●	establishing a meeting date and record date for considering the MKD Business Combination, and distributing proxy materials to stockholders; and

●	holding a special meeting to consider the MKD Business Combination.

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We are seeking approval of the Extension Amendment Proposal because we will not be able to complete all of the tasks listed above with respect to the MKD Business Combination, or any business combination, prior to February 3, 2024. If the Extension Amendment Proposal is approved, we expect to seek stockholder approval of the MKD Business Combination. If stockholders approve the MKD Business Combination, or any other business combination that we may negotiate and propose prior to the end of the Extension Period, we expect to consummate such business combination as soon as possible following stockholder approval.

Upon approval of the Extension Amendment Proposal by holders of at least 65% of the shares of common stock outstanding as of the record date, we will file an amendment to the charter with the Secretary of State of the State of Delaware in substantially the form set forth in Annex A hereto. We will remain a reporting company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our units, Class A common stock, public rights, and public warrants will remain publicly traded.

If the Extension Amendment Proposal is approved and implemented, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of our common stock held by the Sponsor, EFH and our directors and our officers as a result of their ownership of the Founder Shares, Private Placement Shares and Representative Shares.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders. If the Extension Amendment is not implemented, then the Withdrawal Amount will not be withdrawn from the Trust Account and paid to the redeeming holders.

What happens to the Company’s public warrants if the Extension Amendment Proposal is not approved?	If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we have not consummated a business combination by February 3, 2024, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. There will be no distribution from the Trust Account with respect to our public warrants and Private Placement Warrants, which will expire worthless in the event of our winding up.

What happens to the Company’s public warrants if the Extension Amendment Proposal is approved?	If the Extension Amendment Proposal is approved, we will retain the blank check company restrictions previously applicable to us and continue to attempt to consummate a business combination until the Extended Date. The public warrants will remain outstanding until the date on which we complete a business combination and will become exercisable for shares of our common stock thereafter pursuant to their terms.

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Would I still be able to exercise my redemption rights if I vote “AGAINST” a business combination?	Unless you elect to redeem your public shares at this time, you will be able to vote on a business combination when it is submitted to stockholders if you are a stockholder on the record date for a meeting to seek stockholder approval of a business combination. If you disagree with a business combination, you will retain your right to redeem your public shares upon consummation of a business combination in connection with the stockholder vote to approve a business combination, subject to any limitations set forth in our charter.

How do I attend the meeting?

You can attend the Special Meeting by telephone by dialing 1-800-450-7155 (toll-free) or 1-857-999-9155 (outside of the United States and Canada / standard rates apply) and using the following conference identification number: 6580878.

As a registered stockholder, you received a proxy card from Continental Stock Transfer & Trust Company. The form contains instructions on how to attend the Special Meeting via telephone. Beneficial investors who hold shares through a bank, broker or other intermediary, will need to contact them and obtain a legal proxy. Continental Stock Transfer & Trust Company contact information is as follows: 917-262-2373, or email proxy@continentalstock.com.

How do I change or revoke my vote?	You may change your vote by e-mailing a later-dated, signed proxy card to our Secretary at nate.wu@cetuscorp.com, so that it is received by our Secretary prior to the Special Meeting or by attending the Special Meeting by telephone and voting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Special Meeting.

Please note, however, that if on the record date, your shares were held not in your name, but rather in an account at a brokerage firm, custodian bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. If your shares are held in street name, and you wish to attend the Special Meeting and vote at the Special Meeting, you must follow the instructions included with the enclosed proxy card.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes and abstentions. The Extension Amendment Proposal must be approved by the affirmative vote of at least 65% of the outstanding shares as of the record date of our common stock, including the Founder Shares, the Private Placement Shares, and the Representative Shares, voting together as a single class. Accordingly, a Company stockholder’s failure to vote by proxy or to vote at the Special Meeting or an abstention with respect to the Extension Amendment Proposal will have the same effect as a vote “AGAINST” such proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy. Accordingly, a Company stockholder’s failure to vote by proxy or to vote at the Special Meeting will not be counted towards the number of shares of common stock required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

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If my shares are held in “street name,” will my broker automatically vote them for me?	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?	A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,765,938 shares of our common stock would be required to achieve a quorum.

Who can vote at the Special Meeting?	Only holders of record of our common stock at the close of business on January 3, 2024 are entitled to have their vote counted at the Special Meeting and any adjournments or postponements thereof. On this record date, 7,531,875 shares of Class A common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Does the Board recommend voting for the approval of the Extension Amendment Proposal and the Adjournment Proposal?	Yes. After careful consideration of the terms and conditions of these proposals, our Board has determined that the Extension Amendment and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board recommends that our stockholders vote “FOR” the Extension Amendment Proposal and the Adjournment Proposal.

What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?	The Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include ownership of (i) 1,437,500 Founder Shares (purchased for $25,000) and the 286,875 Private Units (purchased for $2,868,750), which would expire worthless if a business combination is not consummated and (ii) promissory notes issued in connection with loans that have been made by the Sponsor and/or its affiliates or designees from time to time to the Company, including the First Extension Payment, all of which remained outstanding as of January 3, 2024. See the section entitled “The Extension Amendment Proposal — Interests of the Sponsor and our Directors and Officers”.

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Do I have appraisal rights if I object to the Extension Amendment Proposal?	Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

What do I need to do now?	We urge you to read carefully and consider the information contained in this Proxy Statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

How do I vote?	If you are a holder of record of our common stock, you may vote at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I redeem my shares of Class A common stock?	If the Charter Extension is implemented, each of our public stockholders may seek to redeem all or a portion of its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a proposed business combination, or if we have not consummated a business combination by the Extended Date.

In order to exercise your redemption rights, you must, prior to 5:00 p.m. Eastern time on January 29, 2024 (two business days before the Special Meeting) tender your shares physically or electronically and submit a request in writing that we redeem your public shares for cash to Continental Stock Transfer & Trust Company, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company

1 State Street Plaza, 30th Floor

New York, New York 10004

Attn: Mark Zimkind

E-mail: mzimkind@continentalstock.com

Following the deadline to demand that the Company redeem your public shares and before the scheduled vote at the Special Meeting, you may withdraw your demand to have all or a portion of your public shares redeemed by contacting the Company’s transfer agent. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to request reversal of the demand to redeem from the Company’s transfer agent.

What should I do if I receive more than one set of voting materials?	You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.

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Who is paying for this proxy solicitation?	We will pay for the entire cost of soliciting proxies from our working capital. We have engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Advantage Proxy, Inc. a fee of $8,500 in connection with such services in connection with the Special Meeting. We will also reimburse Advantage Proxy, Inc. for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Charter Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Who can help answer my questions?	If you have questions about the proposals or if you need additional copies of the Proxy Statement or the enclosed proxy card you should contact our proxy solicitor, Advantage Proxy, Inc., at 877-870-8565 or by email at ksmith@advantageproxy.com.

You may also contact us at: Cetus Capital Acquisition Corp. Floor 3, No. 6, Lane 99 Zhengda Second Street, Wenshan District Taipei, Taiwan, R.O.C. 11602

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

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FORWARD-LOOKING STATEMENTS

Some of the statements contained in this proxy statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, the pending business combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this proxy statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause its actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	Our ability to enter into a definitive agreement and related agreements;

●	our ability to complete a business combination;

●	the anticipated benefits of a business combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the trust account;

●	the competitive environment in which our successor will operate following a business combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this proxy statement, except as required by applicable law. For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section entitled “Risk Factors” in our final prospectus dated January 31, 2023, as filed with the SEC on February 1, 2023, our Quarterly Reports on Form 10-Q filed with the SEC on November 15, 2023, August 21, 2023, and May 15, 2023, respectively, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

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RISK FACTORS

You should consider carefully all of the risks described in our Quarterly Reports on Form 10-Q filed with the SEC on November 15, 2023, August 21, 2023, and May 15, 2023, respectively, and in the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

There are no assurances that the Charter Extension will enable us to complete a business combination.

Approving the Charter Extension involves a number of risks. Even if the Charter Extension is approved, the Company can provide no assurances that a business combination, including the MKD Business Combination, will be consummated prior to the Extended Date. Our ability to consummate any business combination, including the MKD Business Combination, is dependent on a variety of factors, many of which are beyond our control. If the Charter Extension is approved, the Company expects to seek stockholder approval of the MKD Business Combination. We are required to offer stockholders the opportunity to redeem shares in connection with the Extension Amendment, and we will be required to offer stockholders redemption rights again in connection with any stockholder vote to approve a business combination. Even if the Charter Extension or a business combination are approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a business combination, including the MKD Business Combination, on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Charter Extension and a business combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of our shares at favorable prices, or at all.

The SEC has recently issued proposed rules relating to certain activities of SPACs. Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete a business combination and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”) relating, among other items, to disclosures in SEC filings in connection with business combination transactions involving special purpose acquisition companies (“SPACs”) and private operating companies; the financial statement requirements applicable to transactions involving shell companies; the use of projections in SEC filings in connection with proposed business combination transactions; the potential liability of certain participants in proposed business combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (the “Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. The SPAC Rule Proposals have not yet been adopted and may be adopted in the proposed form or in a different form that could impose additional regulatory requirements on SPACs.

Certain of the procedures that we, a potential business combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and time of negotiating and completing a business combination, and may make it more difficult to complete a business combination. The need for compliance with the SPAC Rule Proposals may cause us to liquidate the funds in the Trust Account or liquidate the Company at an earlier time than we might otherwise choose.

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If we are deemed to be an investment company for purposes of the Investment Company Act, we would be required to institute burdensome compliance requirements and our activities would be severely restricted and, as a result, we may abandon our efforts to consummate a business combination and liquidate the Company.

As described further above, the SPAC Rule Proposals relate, among other matters, to the circumstances in which SPACs such as the Company could potentially be subject to the Investment Company Act and the regulations thereunder. The SPAC Rule Proposals would provide a safe harbor for such companies from the definition of “investment company” under Section 3(a)(1)(A) of the Investment Company Act, provided that a SPAC satisfies certain criteria, including a limited time period to announce and complete a business combination. Specifically, to comply with the safe harbor, the SPAC Rule Proposals would require a company to file a report on Form 8-K announcing that it has entered into an agreement with a target company for a business combination no later than 18 months after the effective date of its registration statement for its initial public offering (the “IPO Registration Statement”). The company would then be required to complete a business combination no later than 24 months after the effective date of the IPO Registration Statement.

Because the SPAC Rule Proposals have not yet been adopted, there is currently uncertainty concerning the applicability of the Investment Company Act to a SPAC, including a company like ours, where it has been less than 18 months since the effective date of its IPO Registration Statement. We do not believe that our principal activities will subject us to regulation as an investment company under the Investment Company Act. However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, our activities would be severely restricted. In addition, we would be subject to additional burdensome regulatory requirements and expenses for which we have not allotted funds. As a result, if we are deemed an investment company under the Investment Company Act, we may abandon our efforts to consummate a business combination and instead liquidate the Company.

We may not be able to complete an initial business combination with a U.S. target company if such initial business combination is subject to U.S. foreign investment regulations and review by a U.S. government entity such as the Committee on Foreign Investment in the United States (“CFIUS”), or ultimately prohibited.

Our sponsor, Cetus Sponsor, LLC, a Delaware limited liability company, is controlled by AWinner Limited, a British Virgin Islands entity the sole stockholder and director of which is Chung-Yi Sun, a resident of Taiwan and the President, Chief Executive Officer and Chairman of the board of Directors of our company.

As a result, if we conduct our initial business combination with a U.S. business, such business combination might be subject to review by U.S. foreign investment regulations and review by a U.S. government entity such as CFIUS, the scope of which was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”), to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subjects certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. U.S. regulators of foreign investment such as CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company without first obtaining CFIUS clearance, or ultimately prohibit the initial business combination, which may limit the attractiveness of or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to our company and its stockholders.

As a result of the foregoing, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy and we have limited time to complete our initial business combination. If we cannot complete our initial business combination prior to the deadline set forth in our Amended and Restated Certificate of Incorporation because the review process drags on beyond such deadline or because our initial business combination is ultimately prohibited by CFIUS or another U.S. government entity, we may be required to liquidate. If we liquidate, our public stockholders may only receive an amount per share equal to a pro rata portion of the amount available in the Trust Account, and our rights and warrants will expire worthless. This will also cause investors to lose the investment opportunity in a target company and the chance of realizing future gains on their investment through any price appreciation in the combined company.

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BACKGROUND

We are a blank check company formed in Delaware on June 7, 2022, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

There are currently 7,531,875 shares of Class A common stock issued and outstanding. In addition, there are currently outstanding (A) public warrants to purchase up to 5,750,000 shares of Class A common that we issued as part of our IPO, as well as the 286,875 Private Placement Warrants that we issued as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO, and (B) 5,750,000 public rights, each of which entitles the holder thereof to one-sixth of one share of Class A common stock upon the closing of our initial business combination that we issued as part of our IPO, as well as 286,875 rights that we issued as part of the private placement with the Sponsor that we consummated simultaneously with the consummation of our IPO.

On November 3, 2023, the Company filed a Current Report on Form 8-K disclosing that the Sponsor had caused to be deposited an aggregate of $575,000 (representing $0.10 per public share) (the “Extension Payment”) into the Company’s trust account for its public stockholders. The deposit enables the Company to extend the date by which we must consummate our initial business combination from November 3, 2023 to February 3, 2024 (the “First Extension Loan”).

Approximately $60.1 million from our IPO, the simultaneous private placement and the First Extension Loan are being held as of December 27, 2023 in our Trust Account in the United States maintained by Continental Stock Transfer & Trust Company, acting as trustee, invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, which we refer to as the “1940 Act”, with a maturity of 185 days or less or in any open ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the 1940 Act, until the earlier of: (i) the consummation of a business combination or (ii) the distribution of the proceeds in the Trust Account as described below.

On November 3, 2023, an aggregate of $575,000 (the “First Extension Payment”) was deposited by the Sponsor into the Trust Account, representing $0.10 per public share, which enabled the Company to extend the period of time it had to consummate its initial business combination by an additional three months from November 3, 2023 to February 3, 2024 (the “First Paid Extension Period”). This deposit was made in respect of a loan to the Company (the “Extension Loan”), which Extension Loan is evidenced by an unsecured promissory note issued by the Company to the Sponsor (the “Extension Note”). The funds that were used by the Sponsor to make the Extension Loan were provided by MKD BVI (the loan made by MKD BVI to the Sponsor being referred to herein as the “MKD Loan”). The MKD Loan is evidenced by a note issued by the Sponsor to MKD BVI containing substantially the same terms as the Extension Note. As a condition for MKD BVI to make the MKD Loan to the Sponsor, the Sponsor granted to MKD BVI a security interest in 575,000 of the shares of the common stock of the Company held by the Sponsor (the MKD BVI Security Interest).

You are not being asked to vote on a business combination, including the MKD Business Combination, at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

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THE EXTENSION AMENDMENT PROPOSAL

Overview

The Company is proposing to amend its charter to extend the date by which the Company has to consummate a business combination, including the MKD Business Combination, to the Extended Date so as to provide the Company with additional time to complete a business combination.

The Extension Amendment Proposal is required for the implementation of the Board’s plan to allow the Company more time to complete a business combination, including the MKD Business Combination.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we have not consummated a business combination by February 3, 2024 , we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

A copy of the proposed amendment to the charter of the Company is attached to this Proxy Statement in Annex A.

Reasons for the Extension Amendment Proposal

The Company’s existing charter provides that the Company has until February 3, 2024 to complete an initial business combination. The purpose of the Extension Amendment is to allow the Company more time to complete its initial business combination, including the MKD Business Combination.

The Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, the Private Placement Shares, and the Representative Shares, is required to extend our corporate existence, except in connection with, and effective upon, consummation of a business combination. Additionally, our IPO prospectus and charter provide for all public stockholders to have an opportunity to redeem their public shares in the case our corporate existence is extended as described above. Because we continue to believe that a business combination would be in the best interests of our stockholders, and because we will not be able to conclude a business combination within the permitted time period, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond February 3, 2024 to the Extended Date. We intend to hold another stockholder meeting prior to the Extended Date in order to seek stockholder approval of a business combination.

The Extension Amendment Proposal is essential to allowing the Company additional time to consummate a business combination, including the MKD Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Charter Extension. The Company will not proceed with the Charter Extension if the Company will not have at least $5,000,001 of net tangible assets following approval of the Extension Amendment Proposal, after taking into account the Redemption.

We believe that the foregoing charter provision was included to protect Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to complete a suitable business combination in the timeframe contemplated by the charter.

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If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate a business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), and we have not consummated a business combination by February 3, 2024 , we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law.

There will be no distribution from the Trust Account with respect to the public warrants, Private Placement Warrants, public rights or Private Placement Rights, which will expire worthless in the event we wind up. In the event of a liquidation, the Sponsor and EFH will not receive any monies held in the Trust Account as a result of their ownership of the Founder Shares, the Private Placement Shares or the Representative Shares, as applicable.

If the Extension Amendment Proposal Is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware substantially in the form set forth in Annex A hereto to extend the time it has to complete a business combination until the Extended Date, and it will also enter into an amendment of its Investment Management Trust Agreement dated as of January 31, 2023 with Continental Stock Transfer & Trust Company substantially in the form set forth in Annex B hereto. The Company will remain a reporting company under the Exchange Act and its units, Class A common stock, public rights, and public warrants will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Charter Extension at any time without any further action by our stockholders.

If the Extension Amendment Proposal is approved and the Board decides to implement the Charter Extension, the Sponsor or its designees have agreed to deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended. The redemption amount per share at the meeting for such business combination or the Company’s liquidation will depend on the number of public shares that remain outstanding after redemptions in connection with the Charter Extension and the number of months for which the business combination period has been extended. For example, if 50% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.1043 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.46 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If only 10% of our public shares remain outstanding after redemptions in connection with the Charter Extension and the business combination period is been extended for the maximum of six (6) months, then the aggregate amount deposited per share for such extension period will be approximately $0.18 per share, resulting in a total redemption amount available in connection with a business combination or liquidation of approximately $10.64 per share, in comparison to the redemption amount of $10.46 per share as of December 27, 2023 (prior to giving effect to the use of interest for the payment of taxes). If we opt not to utilize the Extension, then we will liquidate and dissolve promptly in accordance with our charter, and our Sponsor’s obligation to make additional contributions will terminate.

You are not being asked to vote on a business combination, including the MKD Business Combination, at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares, provided that you are a stockholder on the record date for a meeting to consider a business combination, you will retain the right to vote on a business combination when it is submitted to stockholders and the right to redeem your public shares for cash in the event a business combination is approved and completed or we have not consummated a business combination by the Extended Date.

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If the Extension Amendment Proposal is approved, and the Charter Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved and the amount remaining in the Trust Account may be significantly less than the approximately $60.1 million that was in the Trust Account as of December 27, 2023.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Charter Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of December 27, 2023, based on funds in the Trust Account of approximately $60.1 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.46 per share (prior to giving effect to the use of interest for the payment of taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Charter Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST SUBMIT A REQUEST IN WRITING THAT WE REDEEM YOUR PUBLIC SHARES FOR CASH TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY AT THE ADDRESS BELOW, AND, AT THE SAME TIME, ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON JANUARY 29, 2024.

In connection with tendering your shares for redemption, prior to 3:00 p.m. Eastern time on January 29, 2024 (two business days before the Special Meeting), you must elect either to physically tender your stock certificates to Continental Stock Transfer & Trust Company, 1 State Street Plaza, 30th Floor, New York, New York 10004, Attn: Mark Zimkind, mzimkind@continentalstock.com, or to deliver your shares to the transfer agent electronically using DTC’s DWAC system, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to 3:00 p.m. Eastern time on January 29, 2024 (two business days before the Special Meeting) ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to 3:00 p.m. Eastern time on January 29, 2024 (two business days before the Special Meeting) will not be redeemed for cash held in the Trust Account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the Special Meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Special Meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

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If properly demanded, the Company will redeem each public share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. Based upon the amount in the Trust Account as of December 27, 2023, the Company anticipates that the per-share price at which public shares will be redeemed from cash held in the Trust Account will be approximately $10.46 at the time of the Special Meeting (prior to giving effect to the use of interest for the payment of taxes). The closing price of the Company’s Class A common stock on January 2, 2024 as reported on the Nasdaq Capital Market was $10.50.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s Class A common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on January 29, 2024 (two business days before the Special Meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Charter Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Extension.

Vote Required for Approval

The affirmative vote by holders of at least 65% of the Company’s outstanding shares of common stock, including the Founder Shares, the Private Placement Shares, and the Representative Shares, is required to approve the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and our Sponsor determines not to request any additional extension as permitted by our existing charter (and the deposit into the Trust Account in connection with such extension has not been made in accordance with our existing charter), if a business combination has not been consummated, the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest (net of taxes payable, less up to $100,000 of such net interest to pay dissolution expenses), by (B) the total number of then outstanding shares of Class A common stock, which redemption will completely extinguish rights of public stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to the Company’s obligations under the DGCL to provide for claims of creditors and other requirements of applicable law. Stockholder approval of the Extension Amendment is required for the implementation of our Board’s plan to extend the date by which we must consummate our initial business combination. Therefore, our Board will abandon and not implement such amendment unless our stockholders approve the Extension Amendment Proposal. Notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

The Sponsor and all of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Extension Amendment Proposal. On the record date, the Sponsor and our directors and executive officers of the Company and their affiliates beneficially owned and were entitled to vote an aggregate of 1,437,500 Founder Shares, and 286,875 Private Placement Shares, representing approximately 22.9% of the Company’s issued and outstanding shares of common stock. The Sponsor, EFH and our directors, executive officers and their affiliates do not intend to purchase shares of Class A common stock in the open market or in privately negotiated transactions in connection with the stockholder vote on the Extension Amendment. In connection with the MKD BVI Security Interest, 575,000 Founder Shares held by the Sponsor will be or were transferred to MKD BVI as security for the MKD Loan. If such transfer is completed prior to the record date, MKD BVI intends to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Extension Amendment Proposal.

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Interests of the Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that the Sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	the fact that the Sponsor beneficially owns 1,437,500 Founder Shares and the Private Units, all of which would expire worthless if a business combination is not consummated;

●	the fact that the Sponsor and/or its affiliates and designees have made outstanding loans to the Company from time to time, including the First Extension Loan, which loans the Company will be unable to repay to the extent that the amount of such loans exceeds the amount of available proceeds not deposited in the Trust Account if a business combination is not completed;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.18 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

●	the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the Special Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

The Board’s Reasons for the Extension Amendment Proposal and Its Recommendation

As discussed below, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal and recommends that you vote “FOR” such proposal.

Our charter currently provides that, without further Sponsor extension funding, the Company has until February 3, 2024 to complete the purposes of the Company including, but not limited to, effecting a business combination, including the MKD Business Combination, under its terms.

Our charter also states that if the Company’s stockholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if it does not complete a business combination before February 3, 2024 , the Company will provide its public stockholders with the opportunity to redeem all or a portion of their public shares upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. We believe that this charter provision was included to protect the Company stockholders from having to sustain their investments for an unreasonably long period if the Company failed to complete a suitable business combination in the timeframe contemplated by the charter.

In addition, the Company’s IPO prospectus and charter provide that the affirmative vote of the holders of at least 65% of all outstanding shares of common stock, including the Founder Shares, the Private Placement Shares, and the Representative Shares, is required to extend our corporate existence, except in connection with, and effective upon the consummation of, a business combination. Because we continue to believe that a business combination would be in the best interests of our stockholders and because we will not be able to conclude a business combination, including the MKD Business Combination, within the time period permitted under the existing terms of our charter, the Board has determined to seek stockholder approval to extend the date by which we have to complete a business combination beyond February 3, 2024 to the Extended Date.

The Company is not asking you to vote on a business combination at this time. If the Charter Extension is implemented and you do not elect to redeem your public shares, you will retain the right to vote on a business combination in the future and the right to redeem your public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares, in the event a business combination is approved and completed or the Company has not consummated another business combination by the Extended Date.

After careful consideration of all relevant factors, the Board determined that the Extension Amendment is in the best interests of the Company and its stockholders.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Extension Amendment Proposal.

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THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal.

Vote Required for Approval

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation of the Board

Our Board recommends that our stockholders vote “FOR” the approval of the Adjournment Proposal.

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UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a summary of certain United States federal income tax considerations for holders of our Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. This summary is based upon the Internal Revenue Code of 1986, as amended, which we refer to as the “Code”, the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service, which we refer to as the “IRS”, and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain a position contrary to any of the tax considerations described below. This summary does not discuss all aspects of United States federal income taxation that may be important to particular investors in light of their individual circumstances, such as investors subject to special tax rules (e.g., financial institutions, insurance companies, mutual funds, pension plans, S corporations, broker-dealers, traders in securities that elect mark-to-market treatment, regulated investment companies, real estate investment trusts, trusts and estates, partnerships and their partners, and tax-exempt organizations (including private foundations)) and investors that will hold Class A common stock as part of a “straddle,” “hedge,” “conversion,” “synthetic security,” “constructive ownership transaction,” “constructive sale,” or other integrated transaction for United States federal income tax purposes, investors subject to the applicable financial statement accounting rules of Section 451(b) of the Code, investors subject to the alternative minimum tax provisions of the Code, U.S. Holders (as defined below) that have a functional currency other than the United States dollar, U.S. expatriates, investors that actually or constructively own 5 percent or more of the Class A common stock of the Company, and Non-U.S. Holders (as defined below, and except as otherwise discussed below), all of whom may be subject to tax rules that differ materially from those summarized below. In addition, this summary does not discuss any state, local, or non-United States tax considerations, any non-income tax (such as gift or estate tax) considerations, alternative minimum tax or the Medicare tax. In addition, this summary is limited to investors that hold our Class A common stock as “capital assets” (generally, property held for investment) under the Code.

If a partnership (including an entity or arrangement treated as a partnership for United States federal income tax purposes) holds our Class A common stock, the tax treatment of a partner in such partnership will generally depend upon the status of the partner, the activities of the partnership and certain determinations made at the partner level. If you are a partner of a partnership holding our Class A common stock, you are urged to consult your tax advisor regarding the tax consequences of a redemption.

WE URGE HOLDERS OF OUR CLASS A COMMON STOCK CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE UNITED STATES FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.

U.S. Federal Income Tax Considerations to U.S. Holders

This section is addressed to U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “U.S. Holder” is a beneficial owner that so redeems its Class A common stock of the Company and is:

●	an individual who is a United States citizen or resident of the United States;

●	a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

●	a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

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Redemption of Class A Common Stock

In the event that a U.S. Holder’s Class A common stock of the Company is redeemed, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code. Whether the redemption qualifies for sale treatment will depend largely on the total number of shares of our stock treated as held by the U.S. Holder (including any stock constructively owned by the U.S. Holder as a result of owning warrants) relative to all of our shares both before and after the redemption. The redemption of Class A common stock generally will be treated as a sale of the Class A common stock (rather than as a distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. Holder, (ii) results in a “complete termination” of the U.S. Holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. Holder. These tests are explained more fully below.

In determining whether any of the foregoing tests are satisfied, a U.S. Holder takes into account not only stock actually owned by the U.S. Holder, but also shares of our stock that are constructively owned by it. A U.S. Holder may constructively own, in addition to stock owned directly, stock owned by certain related individuals and entities in which the U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any stock the U.S. Holder has a right to acquire by exercise of an option, which would generally include Class A common stock which could be acquired pursuant to the exercise of the right. In order to meet the substantially disproportionate test, the percentage of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately following the redemption of Class A common stock must, among other requirements, be less than 80% of our outstanding voting stock actually and constructively owned by the U.S. Holder immediately before the redemption. There will be a complete termination of a U.S. Holder’s interest if either (i) all of the shares of our stock actually and constructively owned by the U.S. Holder are redeemed or (ii) all of the shares of our stock actually owned by the U.S. Holder are redeemed and the U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of stock owned by certain family members and the U.S. Holder does not constructively own any other stock. The redemption of the Class A common stock will not be essentially equivalent to a dividend if a U.S. Holder’s conversion results in a “meaningful reduction” of the U.S. Holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in a U.S. Holder’s proportionate interest in us will depend on the particular facts and circumstances. However, the IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the foregoing tests are satisfied, then the redemption will be treated as a distribution and the tax effects will be as described below under “U.S. Federal Income Tax Considerations to U.S. Holders — Taxation of Distributions.”

U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a U.S. Holder must treat any gain or loss recognized as capital gain or loss. Any such capital gain or loss will be long-term capital gain or loss if the U.S. Holder’s holding period for the Class A common stock so disposed of exceeds one year. Generally, a U.S. Holder will recognize gain or loss in an amount equal to the difference between (i) the amount of cash received in such redemption (or, if the Class A common stock is held as part of a unit at the time of the disposition, the portion of the amount realized on such disposition that is allocated to the Class A common stock based upon the then fair market values of the Class A common stock and the three-quarters of one warrant included in the unit) and (ii) the U.S. Holder’s adjusted tax basis in its Class A common stock so redeemed. A U.S. Holder’s adjusted tax basis in its Class A common stock generally will equal the U.S. Holder’s acquisition cost (that is, the portion of the purchase price of a unit allocated to a share of Class A common stock or the U.S. Holder’s initial basis for Class A common stock received upon exercise of a whole warrant) less any prior distributions treated as a return of capital. Long-term capital gain realized by a non-corporate U.S. Holder generally will be taxable at a reduced rate. The deduction of capital losses is subject to limitations.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the U.S. Holder will be treated as receiving a distribution. In general, any distributions to U.S. Holders generally will constitute dividends for United States federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under United States federal income tax principles. Distributions in excess of current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. Holder’s adjusted tax basis in our Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock and will be treated as described under “U.S. Federal Income Tax Considerations to U.S. Holders — Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale”. Dividends we pay to a U.S. Holder that is a taxable corporation generally will qualify for the dividends received deduction if the requisite holding period is satisfied. With certain exceptions, and provided certain holding period requirements are met, dividends we pay to a non-corporate U.S. Holder generally will constitute “qualified dividends” that will be taxable at a reduced rate.

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U.S. Federal Income Tax Considerations to Non-U.S. Holders

This section is addressed to Non-U.S. Holders of our Class A common stock that elect to have their Class A common stock of the Company redeemed for cash. For purposes of this discussion, a “Non-U.S. Holder” is a beneficial owner (other than a partnership) that so redeems its Class A common stock of the Company and is not a U.S. Holder.

Redemption of Class A Common Stock

The characterization for United States federal income tax purposes of the redemption of a Non-U.S. Holder’s Class A common stock generally will correspond to the United States federal income tax characterization of such a redemption of a U.S. Holder’s Class A common stock, as described under “U.S. Federal Income Tax Considerations to U.S. Holders”.

Non-U.S. Holders of our Class A common stock considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their Class A common stock of the Company will be treated as a sale or as a distribution under the Code.

Gain or Loss on a Redemption of Class A Common Stock Treated as a Sale

If the redemption qualifies as a sale of Class A common stock, a Non-U.S. Holder generally will not be subject to United States federal income or withholding tax in respect of gain recognized on a sale of its Class A common stock of the Company, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. Holder within the United States (and, under certain income tax treaties, is attributable to a United States permanent establishment or fixed base maintained by the Non-U.S. Holder), in which case the Non-U.S. Holder will generally be subject to the same treatment as a U.S. Holder with respect to the redemption, and a corporate Non-U.S. Holder may be subject to the branch profits tax at a 30% rate (or lower rate as may be specified by an applicable income tax treaty);

●	the Non-U.S. Holder is an individual who is present in the United States for 183 days or more in the taxable year in which the redemption takes place and certain other conditions are met, in which case the Non-U.S. Holder will be subject to a 30% tax on the individual’s net capital gain for the year; or

●	we are or have been a “U.S. real property holding corporation” for United States federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. Holder held our Class A common stock, and, in the case where shares of our Class A common stock are regularly traded on an established securities market, the Non-U.S. Holder has owned, directly or constructively, more than 5% of our Class A common stock at any time within the shorter of the five-year period preceding the disposition or such Non-U.S. Holder’s holding period for the shares of our Class A common stock. We do not believe we are or have been a U.S. real property holding corporation.

Taxation of Distributions

If the redemption does not qualify as a sale of Class A common stock, the Non-U.S. Holder will be treated as receiving a distribution. In general, any distributions we make to a Non-U.S. Holder of shares of our Class A common stock, to the extent paid out of our current or accumulated earnings and profits (as determined under United States federal income tax principles), will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. Holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. Holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate. Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. Holder’s adjusted tax basis in its shares of our Class A common stock and, to the extent such distribution exceeds the Non-U.S. Holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described under “U.S. Federal Income Tax Considerations to Non-U.S. Holders — Gain on Sale, Taxable Exchange or Other Taxable Disposition of Class A Common Stock”. Dividends we pay to a Non-U.S. Holder that are effectively connected with such Non-U.S. Holder’s conduct of a trade or business within the United States generally will not be subject to United States withholding tax, provided such Non-U.S. Holder complies with certain certification and disclosure requirements. Instead, such dividends generally will be subject to United States federal income tax, net of certain deductions, at the same graduated individual or corporate rates applicable to U.S. Holders (subject to an exemption or reduction in such tax as may be provided by an applicable income tax treaty). If the Non-U.S. Holder is a corporation, dividends that are effectively connected income may also be subject to a “branch profits tax” at a rate of 30% (or such lower rate as may be specified by an applicable income tax treaty).

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

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THE SPECIAL MEETING

Overview

Date, Time and Place. The Special Meeting of the Company’s stockholders will be held at 10:00 a.m. Eastern Time on January 31, 2024 as a virtual meeting of stockholders, which will be conducted via live teleconference. You will be able to attend the Special Meeting, vote and submit your questions during the Special Meeting by telephone by dialing 1-800-450-7155 (toll-free) or 1-857-999-9155 (outside of the United States and Canada / standard rates apply) and using the following conference identification number: 6580878. Only stockholders who own shares of our common stock as of the close of business on the record date will be entitled to attend the Special Meeting.

To register for the Special Meeting, please follow these instructions as applicable to the nature of your ownership of our common stock.

Quorum. A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority in voting power of our common stock on the record date issued and outstanding and entitled to vote at the Special Meeting, present in person or represented by proxy, constitute a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote at the Special Meeting. Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting. As of the record date for the Special Meeting, 3,765,938 shares of our common stock would be required to achieve a quorum.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Special Meeting, if you owned the Company’s Class A common stock at the close of business on January 3, 2024, the record date for the Special Meeting. You will have one vote per proposal for each share of the Company’s common stock you owned at that time.

Votes Required. Approval of the Extension Amendment Proposal will require the affirmative vote of holders of at least 65% of the Company’s common stock outstanding on the record date, including the Founder Shares, the Private Placement Shares, and the Representative Shares. If you do not vote or you abstain from voting on a proposal, your action will have the same effect as an “AGAINST” vote. Broker non-votes will have the same effect as “AGAINST” votes.

At the close of business on the record date of the Special Meeting, there were 7,531,875 shares of Class A common stock outstanding, each of which entitles its holder to cast one vote per proposal.

If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment. You will be entitled to redeem your public shares for cash in connection with this vote whether or not you vote on the Extension Amendment Proposal so long as you elect to redeem your public shares for a pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment Proposal.

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal. If you do not want the Adjournment Proposal approved, you must vote “AGAINST” the Adjournment Proposal.

Redemption Rights. If the Extension Amendment Proposal is approved, and the Charter Extension is implemented, each public stockholder may seek to redeem its public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. As of December 27, 2023, based on funds in the Trust Account of approximately $60.1 million as of such date, the pro rata portion of the funds available in the Trust Account for the redemption of public shares was approximately $10.46 per share (prior to giving effect to the use of interest for the payment of taxes). Holders of public shares who do not elect to redeem their public shares in connection with the Charter Extension will retain the right to redeem their public shares in connection with any stockholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by the Extended Date. See The Extension Amendment Proposal — Redemption Rights.

Appraisal Rights. Our stockholders do not have appraisal rights in connection with the Extension Amendment Proposal under the DGCL.

Proxies; Board Solicitation; Proxy Solicitor. Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting. The Company has engaged Advantage Proxy, Inc. to assist in the solicitation of proxies for the Special Meeting. No recommendation is being made as to whether you should elect to redeem your public shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares telephonically at the Special Meeting if you are a holder of record of the Company’s common stock. You may contact Advantage Proxy, Inc. at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Recommendation of the Board. After careful consideration, the Board determined that each of the proposals is fair to and in the best interests of the Company and its stockholders. The Board has approved and declared advisable and recommends that you vote or give instructions to vote “FOR” each of these proposals.

24

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of the record date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of the Company’s common stock, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors that beneficially owns shares of common stock; and

●	all our officers and directors as a group.

In the table below, percentage ownership is based on 7,531,875 shares of our common stock, all of which are shares of our Class A common stock, issued and outstanding as of the record date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the public warrants, Private Placement Warrants, public rights or Private Placement Rights, as such securities are not exercisable or convertible within 60 days of the record date.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
us Sponsor LLC(1)	1,724,375	22.9%
Chung-Yi Sun(1)	1,724,375	22.9%
Cheng-Nan Wu (2)	-	-
Lin Bao(2)	-	-
Jung-Te Chang(2)	-	-
Grace F. L. Peng(2)	-	-
All executive officers, directors and director nominees as a group (5 individuals)	1,724,375	22.9%
Harraden Circle Investors, LP(3)	608,575	8.1%
Antonio Ruiz-Giminez / Kerry Propper(4)	389,065	5.2%

(1)	Cetus Sponsor LLC, our sponsor, is the record holder of the securities reported herein. AWinner Limited is the sole manager and the majority member of our sponsor. Chung-Yi Sun, our President and Chief Executive Officer and the Chairman of our Board of Directors, in the sole director and shareholder of AWinner Limited. In such capacity, Chung-Yi Sun has voting and dispositive power over the securities of our company that are held by our sponsor. As a result, Chung-Yi Sun may be deemed to have beneficial ownership of the securities held of record by our sponsor. Chung-Yi Sun disclaims any such beneficial ownership except to the extent of his pecuniary interest therein. The business address of AWinner Limited is Floor 3, No. 6, Lane 99, Zhengda Second Street, Wenshan District, 11602 Taipei, Taiwan, R.O.C. In connection with the MKD BVI Security Interest, 575,000 shares of Class A common stock held by Cetus Sponsor LLC, constituting approximately 7.6% of outstanding common stock, will be or were transferred to MKDWELL Limited, a British Virgin Islands company (“MKD BVI”), as security for the MKD Loan. MKD BVI was incorporated on March 30, 2023 under the laws of the British Virgin Islands for the sole purpose of effecting the corporate reorganization of MKD Taiwan and serving as an intermediate holding company following the closing of the MKD Business Combination. The sole director of MKD BVI is Ming-Chia Huang, the chief executive officer and director of MKD Taiwan. The business address of Ming-Chia Huang and MKD BVI is 1F, No. 6-2, Duxing Road, Hsinchu Science Park, Hsinchu City 300, Taiwan.

(2)	Does not include any shares held by our sponsor. This individual holds a membership interest in our sponsor, and as a result of such membership interest, has an indirect interest in the founder shares held by our sponsor. However, this individual does not have voting or dispositive control over the securities of our company that are held by our sponsor.

(3)	The information in the table above is based on a Schedule 13G that was filed by Harraden Circle Investors, LP (“Harraden Fund”) on February 7, 2023. The securities reflected in the table above are held directly by Harraden Fund). Harraden Circle Investors GP, LP (“Harraden GP”) is the general partner to Harraden Fund, and Harraden Circle Investors GP, LLC (“Harraden LLC”) is the general partner of Harraden GP. Harraden Circle Investments, LLC (“Harraden Adviser”) serves as investment manager to Harraden Fund and other high net worth individuals. Frederick V. Fortmiller, Jr. is the managing member of each of Harraden LLC and Harraden Adviser. In such capacities, each of Harraden GP, Harraden LLC, Harraden Adviser and Mr. Fortmiller may be deemed to indirectly beneficially own the Shares reported herein directly beneficially owned by Harraden Fund. The business address of the foregoing persons is 299 Park Avenue, 21st Floor, New York, NY 10171.

(4)	The shares of common stock reflected in the table above are held by (1) one or more private funds managed by a registered investment adviser (the “Adviser”), which has been delegated exclusive authority to vote and/or direct the disposition of such shares held by sub-accounts of one or more pooled investment vehicles managed by a Delaware limited liability company and (2) a private fund managed by an affiliate of the Adviser. Antonio Ruiz-Gimenez and Kerry Propper (the “Managing Members”) are Managing Members of the Adviser and its affiliate. By virtue of the relationships, the Managing Members may be deemed to have shared voting and dispositive power with respect to the shares held by the private funds. Each Managing Member herein disclaims beneficial ownership of the shares reflected in the table above except to the extent of such person’s pecuniary interest therein. The business address of the Managing Members is 17 State Street, Suite 2130, New York, New York 10004. The information in the table above is based on a Schedule 13G that was filed by the Reporting Persons on June 12, 2023.

25

STOCKHOLDER PROPOSALS

If the Extension Amendment Proposal is approved, we anticipate that the 2024 annual meeting of stockholders will be held no later than December 31, 2024.

Our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not later than the close of business on the 90th day nor earlier than the opening of business on the 120th day before the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2024 Annual Meeting, assuming the meeting is held on or about December 31, 2024, notice of a nomination or proposal must be delivered to us no later than October 2, 2024 and no earlier than September 2, 2024. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

If the Extension Amendment Proposal is not approved and the Company fails to complete a qualifying business combination, including the MKD Business Combination, on or before February 3, 2024, we anticipate that there will be no annual meeting in 2024.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at jack.cy.sun@cetuscorp.com to inform us of such stockholder’s request; or

●	If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact the Company’s proxy solicitation agent at the following address and telephone number:

Advantage Proxy, Inc.

P.O. Box 10904

Yakima, WA 98909

Attn: Karen Smith

Toll Free: (877) 870-8565

Collect: (206) 870-8565

Email: ksmith@advantageproxy.com

You may also obtain these documents by requesting them via e-mail from the Company at jack.cy.sun@cetuscorp.com.

If you are a stockholder of the Company and would like to request documents, please do so by January 24, 2024, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

26

ANNEX A

PROPOSED AMENDMENT

TO THE

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

CETUS CAPITAL ACQUISITION CORP.

Pursuant to Section 242 of the

Delaware General Corporation Law

CETUS CAPITAL ACQUISITION CORP. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware, does hereby certify as follows:

1.	The name of the Corporation is Cetus Capital Acquisition Corp. The Corporation’s Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on June 7, 2022 (the “Original Certificate”). An Amended and Restated Certificate of Incorporation was filed in the office of the Secretary of State of the State of Delaware on January 31, 2023 (the “Amended and Restated Certificate of Incorporation”).

2.	This First Amendment to the Amended and Restated Certificate of Incorporation amends the Amended and Restated Certificate of Incorporation of the Corporation.

3.	This First Amendment to the Amended and Restated Certificate of Incorporation was duly adopted by the affirmative vote of the holders of 65% of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”).

4.	The text of Section 9.1(b) of Article IX is hereby amended and restated to read in full as follows:

“(b) Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option, if any) and certain other amounts specified in the Corporation’s registration statement on Form S-1, initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 28, 2022, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement (the “Trust Agreement”). Except for the withdrawal of interest to pay taxes, none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination by February 3, 2024 , subject to six (6) one-month extensions from such date provided that the Corporation deposits into the Trust Account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended, in the Corporation’s sole discretion whether to exercise one or more extensions (or, if the Office of the Delaware Division of Corporations shall not be open for a full business day (including filing of corporate documents) on such date, the next date upon which the Office of the Delaware Division of Corporations shall be open for a full business day) (the “Deadline Date”) and (iii) the redemption of shares in connection with a stockholder vote to amend any provisions of this Amended and Restated Certificate (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provision relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

Annex A-1

IN WITNESS WHEREOF, Cetus Capital Acquisition Corp. has caused this First Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of this ___ day of January __, 2024.

CETUS CAPITAL ACQUISITION CORP.

By:
Name:
Title:

Annex A-2

ANNEX B

FORM OF AMENDMENT NO. 1 TO INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 1 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT (this “Amendment”) is made as of January __, 2024, by and between Cetus Capital Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer& Trust Company, a New York corporation (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in the Original Agreement (as defined below).

WHEREAS, on February 3, 2023, the Company consummated its initial public offering of units of the Company (the “Units”), each of which is composed of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”), one redeemable warrant, each whole warrant entitling the holder thereof to purchase one share of Class A common stock, and one right, each right entitling the holder thereof to receive one-sixth (1/6) of one share of Class A common stock upon consummation of the Company’s initial business combination (such initial public offering hereinafter referred to as the “Offering”);

WHEREAS, $58,506,250 of the gross proceeds of the Offering and sale of the Private Units were delivered to the Trustee to be deposited and held in the segregated Trust Account located in the United States for the benefit of the Company and the holders of Common Stock included in the Units issued in the Offering pursuant to the investment management trust agreement made effective as of January 31, 2023, by and between the Company and the Trustee (the “Original Agreement”);

WHEREAS, the Company has sought the approval of the holders of its Common Stock at a special meeting to extend the date before which the Company must complete a business combination from February 3, 2024 to August 3, 2024 (or such earlier date after February 3, 2024 as determined by the Company’s board of directors) (the “Extension Amendment”) and thus extend the date on which the Trustee must liquidate the Trust Account if the Company has not completed its initial business combination from February 3, 2024 to August 3, 2024 (or such earlier date after February 3, 2024 as determined by the Company’s board of directors);

WHEREAS, holders of a majority of at least 65% of the then issued and outstanding Common Stock voting together as a single class, approved the Extension Amendment; and

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Amendment to Trust Agreement. Section 1(i) of the Original Agreement is hereby amended and restated in its entirety as follows:

“(i) Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its President/Chief Executive Officer or Chief Financial Officer and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the invested funds held in the Trust Account and not previously released to the Company to pay its taxes (net of taxes payable and less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein; or (y) upon the date which is the later of (1) August 3, 2024 (or such earlier date after February 3, 2024 as determined by the Board) and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated certificate of incorporation (such date, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Stockholders as of the Last Date.”

Annex B-1

2. Miscellaneous Provisions.

2.1. Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

2.2. Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

2.3. Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

2.4. Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

2.5. Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

2.6. Entire Agreement. The Original Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Remainder of page intentionally left blank; Signature page follows]

Annex B-2

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Continental Stock Transfer & Trust Company, as Trustee

By:
Name:
Title:

Cetus Capital Acquisition Corp.

By:
Name:	Chung-Yi Sun
Title:	President & CEO

[Signature Page to Amendment to Investment Management Trust Agreement]

Annex B-3

CETUS CAPITAL ACQUISITION CORP.

Floor 3, No. 6, Lane 99

Zhengda Second Street, Wenshan District

Taipei, Taiwan, R.O.C. 11602

SPECIAL MEETING OF STOCKHOLDERS

January 31, 2024

YOUR VOTE IS IMPORTANT

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JANUARY 31, 2024

The undersigned, revoking any previous proxies relating to these shares with respect to the Extension Amendment Proposal and the Adjournment Proposal hereby acknowledges receipt of the notice and Proxy Statement, dated January 5, 2024, in connection with the special meeting of stockholders and at any adjournments thereof (the “Special Meeting”) to be held at 10:00 a.m. Eastern Time on January 31, 2024 as a telephone-only meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Chung-Yi Sun and Cheng-Nan Wu, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Cetus Capital Acquisition Corp. (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Special Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED) CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL AND THE ADJOURNMENT PROPOSAL.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Stockholders to be held on January 31, 2024:

This notice of meeting and the accompanying Proxy Statement are available at

https://www.cstproxy.com/cetuscapitalacquisition/2024

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF	Please mark votes as indicated in this example	☒

PROPOSAL 1 AND PROPOSAL 2.

Proposal 1 – Extension Amendment Proposal	FOR	AGAINST	ABSTAIN

Amend the Company’s amended and restated certificate of incorporation to extend the date by which the Company has to consummate a business combination from February 3, 2024 up to six (6) one-month extensions to August 3, 2024, provided that we deposit into the trust account an additional amount equal to the lesser of $0.03 per outstanding public share and $50,000 for each month extended, as more particularly provided in the Proxy Statement.	☐	☐	☐

Proposal 2 – Adjournment Proposal	FOR	AGAINST	ABSTAIN

Adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1.	☐	☐	☐

Date: January ____, 2024

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1 AND PROPOSAL 2 (IF PRESENTED). THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.